SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, NW

Suite 313

Atlanta, Georgia 30308

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 4, 2004, Corautus Genetics Inc. entered into a Letter Agreement regarding clinical management with PPD Development, LP. Pursuant to the Letter Agreement, PPD shall provide to Corautus certain clinical, medical management, data management, and biostatistics services. In exchange for these services, Corautus shall pay to PPD a sum not to exceed $500,000.00. PPD shall invoice Corautus on a monthly basis for services performed during such month. Corautus will advance to PPD the sum of $285,654.70 to be held to secure Corautus’s payment of the invoices. Following the termination of the Letter Agreement, PPD shall return to Corautus the advanced sum, with accrued interest, provided that all invoices have been paid. It is intended that the Letter Agreement will be succeeded by a more comprehensive agreement regarding additional clinical trial related services in the near future.

Forward-Looking Statements

This report may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain factors, risks and uncertainties that may cause actual results, events and performances to differ materially from those referred to in such statements. These risks include statements that address operating performance, events or developments that we expect or anticipate will occur in the future, such as entering into definitive agreements for clinical management, projections about our future results of operations or our financial condition, adequacy of funding, benefits from the alliance with Boston Scientific, research, development and commercialization of our product candidates, whether early-stage clinical trial results are any indication of results in subsequent clinical trials, anticipated trends in our business, manufacture of sufficient and acceptable quantities of our proposed products, approval of our product candidates, meeting additional capital requirements, and other risks that could cause actual results to differ materially. These risks are discussed in the Corautus Genetics Inc.’s Securities and Exchange Commission filings, including, but not limited to, the risks discussed in Corautus’ Annual Report on Form 10-K for the year ended December 31, 2003 filed March 30, 2004, all of which are incorporated by reference into this report. All forward-looking statements included in this document are based on information available to Corautus on the date hereof, and Corautus assumes no obligation to update any such forward-looking statements.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this report.

Exhibit No.		Description
99.1	–	Letter Agreement regarding clinical management by and between Corautus Genetics Inc. and PPD Development, LP, dated November 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: November 8, 2004	/s/ Jack W. Callicutt
Jack W. Callicutt Vice President Finance and Administration Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	–	Letter Agreement regarding clinical management by and between Corautus Genetics Inc. and PPD Development, LP, dated November 4, 2004.